Biological assets	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about biological assets [abstract]
Disclosure of detailed information about biological assets [text block]
13 BIOLOGICAL ASSETS
The roll-forward of biological assets is as set forth below:

	06/30/2024	12/31/2023
Opening balance	18,278,582	14,632,186
Additions	3,459,209	5,777,952
Depletions	(2,360,381)	(3,680,997)
Transfers	94,061	(136,297)
Gain on fair value adjustments	539,003	1,989,831
Disposals	(122,655)	(128,370)
Write-offs	(86,071)	(175,723)
Closing balance	19,801,748	18,278,582
The calculation of fair value of the biological assets falls under Level 3 in the hierarchy set forth in IFRS 13 — Measurement of Fair Value, due to the complexity and structure of the calculation.
In our model, the assumptions regarding the average annual growth rate (IMA), discount rate, and average gross selling price of eucalyptus are particularly sensitive. Any increase or decrease in these assumptions could lead to significant gains or losses in the fair value measurement.
The assumptions used in the measurement of the fair value of biological assets were as follow:
(i)Average cycle of forest formation between 6 and 7 years;
(ii)Effective area of forest from the 3rd year of planting;
(iii)The IMA consists of the estimated volume of production of wood with bark in m3 per hectare, ascertained based on the genetic material used in each region, silvicultural practices and forest management, production potential, climate factors and soil conditions;
(iv)The estimated average standard cost per hectare includes silvicultural and forest management expenses, applied to each year of formation of the biological cycle of the forests, plus the costs of land lease agreements and the opportunity cost of owning land;
(v)The average gross selling prices of eucalyptus were based on specialized research on transactions carried out by the Company with independent third parties; and
(vi)The discount rate corresponds to the average cost of capital and other economic assumptions for a market participant.
The table below discloses the measurement of the premises adopted:

	06/30/2024	12/31/2023
Planted useful area (hectare)	1,150,075	1,094,611
Mature assets	172,457	144,942
Immature assets	977,618	949,669
Average annual growth (IMA) – m3/hectare/year	39.11	37.92
Average gross sale price of eucalyptus – R$/m3	103.41	96.04
Discount rate (post-tax)	8.60%	8.80%
The pricing model considers the net cash flows, after the deduction of taxes on profit at the applicable rates.
The fair value adjustment justified by the combined variations of the indicators mentioned above resulted in a positive variation of R$539,003 recognized in other operating income (expenses), net (Note 29).

	06/30/2024	12/31/2023
Physical changes and discount rate (1)	258,678	1,575,017
Price	280,325	414,814
	539,003	1,989,831
1) Includes the variation of indicators: IMA, discount rate and area.
The Company manages the financial and climate risks related to its agricultural activities in a preventive manner. To reduce the risks arising from edaphoclimatic factors, the weather is monitored through meteorological stations and, in the event of pests and diseases, our Department of Forestry Research and Development, an area specialized in physiological and phytosanitary aspects, has procedures to diagnose and act rapidly against any occurrences and losses (Note 4.8).
The Company has no biological assets pledged as collateral on June 30, 2024 and December 31, 2023.